                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           DATA CRITICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           DATA CRITICAL CORPORATION

                               ----------------

                   Notice of Annual Meeting of Stockholders
                            To Be Held June 2, 2000

                               ----------------

   The Annual Meeting of Stockholders (the "Annual Meeting") of Data Critical Corporation, a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, located at 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011 on Friday, June 2, 2000 at 9:00 a.m., local time, for the following purposes:

     1. To elect two directors to serve until the 2003 Annual Meeting;

     2. To approve the amendment of the Company's 1999 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares to a total of 1,711,295 shares, including a previously approved automatic annual increase in the Company's fiscal year 2000.

     3. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending 2000;

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached and made a part of this Notice.

   The Board of Directors has fixed the close of business on April 21, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Michael E. Singer

                                          Michael E. Singer
                                          Assistant Secretary

Bothell, Washington
May 3, 2000

                                  IMPORTANT

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        THANK YOU FOR ACTING PROMPTLY.

                           DATA CRITICAL CORPORATION
                           19820 North Creek Parkway
                                   Suite 100
                           Bothell, Washington 98011

                               ----------------

                                PROXY STATEMENT

General

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Data Critical Corporation, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the principal executive offices of the Company, located at 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011 on Friday, June 2, 2000, at 9:00 a.m., local time, and any adjournment or postponement thereof.

   This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about May 3, 2000.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Michael E. Singer) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

   The close of business on April 21, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 10,709,002 shares of Common Stock outstanding and held of record by approximately 119 stockholders.

Voting and Solicitation

   Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

   Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendment of the Company's 1999 Stock Option Plan, FOR ratification of the appointment of the designated independent public accountants and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

   The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. The Company has hired and anticipates paying ChaseMellon Shareholder Services, L.L.C. $4,000 plus reasonable out of pocket expenses to act as the Company's proxy solicitor.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

   At the Annual Meeting, the stockholders will elect two directors to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. In April 2000, the Board adopted a resolution to amend the Bylaws of the Company to decrease the authorized number of directors from seven to six. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

   Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing three years. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees named below and retaining one vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

   The names of the nominees, their ages as of April 21, 2000 and certain other information about them are set forth below:

       Name of Nominee      Age              Principal Occupation               Director Since
       ---------------      ---              --------------------               --------------
   Jeffrey S. Brown........  40 President, Chief Executive Officer and Director      1994
   Richard L. Earnest......  57 Director                                             1997

   There are no family relationships among any of the directors or executive officers of the Company.

   Jeffrey S. Brown has served as President and Chief Executive Officer of Data Critical since September 1994. Mr. Brown has also served as a director of Data Critical since September 1994. Prior to joining Data Critical, he served as Vice President of Sales and Marketing/Business Development for McCaw Wireless Data where he was responsible for the general management of this start-up business unit from January 1993 to September 1994. From June 1992 to January 1993, Mr. Brown was Director of Product Development at McCaw Cellular Engineering where he was responsible for developing key wireless products, including packet and circuit switched data and advanced voice service products. From 1990 to June 1992, Mr. Brown was Director of Marketing Operations and National Accounts at PacTel Cellular, a subsidiary of Pacific Telesys. Mr. Brown has also held sales and marketing positions at Pacific Bell, a subsidiary of Pacific Telesys, from 1984 to 1990, and at AT&T from 1982 to 1984. Mr. Brown earned a B.A. in political science from the University of California at Berkeley and an M.B.A. from Golden Gate University.

   Richard L. Earnest has served as a director of Data Critical since May 1997. Since December 1998, Mr. Earnest has been the mayor of the city of Del Mar, California. From 1995 to 1997, Mr. Earnest served as chief executive officer of Tudor Publishing Company, a private educational software company. From 1993 to 1995, Mr. Earnest was chief executive officer at Demax Software, Inc., a VAX and UNIX security products company. From 1991 to 1993, Mr. Earnest was the chief executive officer at AdvantEDGE Systems Group, a software re-engineering company. From 1989 to 1991, Mr. Earnest was chief executive officer at Peregrine Systems. From 1983 to 1989, he was the president at VM Software, Inc. Mr. Earnest is a director of Security Dynamics Technologies Inc., a computer network security products company, and also serves as a director on the board of various private companies. Mr. Earnest holds a B.S. degree in engineering and a M.S. degree in management from the U.S. Naval Academy.

Meetings and Committees of the Board of Directors

   During the period from December 31, 1998 through December 31, 1999 (the "last fiscal year"), the Board met nine times and no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. A nomination for a director made by a stockholder must be submitted to Michael
E. Singer at the address of the Company's executive offices set forth above on or before May 13, 2000 (the close of business on the 10th day following the day on which this proxy statement is mailed).

   Nominations that are intended to be included in the Company's proxy statement for the 2001 Annual Meeting must be submitted no later than January 4, 2001 (the anniversary date of this year's proxy mailing minus 120 days). See "Deadline for Receipt of Stockholder Proposals for 2001 Annual Meeting."

   The Audit Committee consists of directors Richard L. Earnest and George M. Middlemas, two of the Company's non-employee directors, and held no meetings during the last fiscal year. The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

   The Compensation Committee consists of directors Richard L. Earnest, Ronald
H. Kase and George M. Middlemas, and held seven meetings during the last fiscal year. Its functions are to establish and administer the Company's policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers the Company's 1994 Stock Option Plan, 1999 Stock Option Plan, 1999 Directors' Stock Option Plan and 1999 Employee Stock Purchase Plan.

Compensation of Directors

   Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board. The Company's 1999 Directors' Stock Option Plan (the "Directors' Plan") provides that each person who becomes a non-employee director of the Company will be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each annual meeting of the Company's stockholders, each such non-employee director shall be granted an additional option to purchase 5,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. Two of the nominees for director, Jeffrey S. Brown and Richard L. Earnest will have served for more than six months at the time of the Annual Meeting, and so will receive options to purchase 5,000 shares of the Company's Common Stock under the Directors' Plan if they are reelected to the Board at the Annual Meeting.

Recommendation of the Board:

   THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                PROPOSAL NO. 2

                    AMENDMENT OF THE 1999 STOCK OPTION PLAN

   At the Annual Meeting, the Company's stockholders are being asked to approve the amendment of the Company's 1999 Stock Option Plan (the "1999 Plan") to reserve an additional 500,000 shares of Common Stock for a total of 1,711,295 reserved for issuance thereunder, including the previously approved automatic annual increase for the fiscal year 2000. The previously approved automatic annual increase in each of the Company's fiscal years beginning in 2000 and ending in 2004 is equal to the lesser of (i) 250,000 shares, (ii) 2% of the Company's outstanding stock on the last day of the immediately preceding fiscal year, or (iii) lesser number of shares, as determined by the Board of Directors. The following is a summary of the principal features of the 1999 Plan. This summary does not purport to be a complete description of all the provisions of the 1999 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Chief Financial Officer at the Company's principal offices at 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011.

General

   The Company's 1999 Plan was adopted by the Board of Directors in May 1999. In connection with the amendment of the 1999 Plan, the Board of Directors has reserved 500,000 additional shares of Common Stock for issuance. The Board of Directors believes that, in order to attract qualified employees, officers, and consultants to the Company and to provide incentives to its current employees, officers, non-employee directors and consultants, it is necessary to grant options to purchase Common Stock to such persons pursuant to the 1999 Plan. Accordingly, the stockholders are being asked to approve the amendment of the 1999 Plan.

   The 1999 Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory stock options to employees, non-employee directors and consultants. See "United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

   As of March 31, 2000, no shares had been issued upon exercise of options granted under the 1999 Plan, options to purchase 955,579 shares were outstanding and 255,716 shares remained available for future grant. As of March 31, 2000, all such outstanding options were held by employees, including current officers who are not executive officers, including 600,625 of such outstanding options held by current executive officers (8 persons) and no such outstanding options held by current directors who are not executive officers (4 persons). As of March 31, 2000, the fair market value of all shares of Common Stock subject to outstanding options under the 1999 Plan was approximately $13,796,172 based on the closing sale price of $14.4375 for the Company's Common Stock as reported on the Nasdaq National Market on such date.

   The 1999 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Reservation of Shares under the 1999 Plan

   The Board of Directors believes that in order to attract and retain highly qualified employees, non-employee directors and consultants and to provide such employees, directors and consultants with adequate incentive through their proprietary interest in the Company, it is necessary to reserve 500,000 additional shares of Common Stock for issuance thereunder. At the Annual Meeting of Stockholders, the stockholders are being asked to approve the reservation of 500,000 additional shares of Common Stock for issuance under the 1999 Plan.

Purpose

   The purposes of the 1999 Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees, officers, consultants and non-employee directors of the Company, and to promote the success of the Company's business.

Administration

   If permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the 1999 Plan may (but need not) be made by different administrative bodies with respect to employees or consultants who are also officers or directors and employees who are neither directors nor officers.

   With respect to grants of options to employees or consultants who are also officers or directors of the Company, grants under the 1999 Plan shall be made by (A) the Board of Directors, if the Board of Directors may make grants under the 1999 Plan in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code as the latter applies so as to qualify grants of options to "covered employees" as performance-based compensation, or (B) a committee designated by the Board of Directors to make grants under the 1999 Plan, which committee shall be constituted in such a manner as to permit grants under the 1999 Plan to comply with Rule 16b-3, to qualify grants of options to "covered employees" as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

   With respect to grants of options to employees or consultants who are neither directors nor officers of the Company, the 1999 Plan will be administered by (A) the Board of Directors or (B) a committee designated by the Board of Directors, which committee will be constituted in such a manner so as to satisfy the Applicable Laws. The Board of Directors or the committee designated by the Board of Directors to administer the 1999 Plan is referred to in this Proxy Statement as the "Administrator." The Administrator receives no additional compensation for its services in connection with the administration of the 1999 Plan.

Eligibility

   The 1999 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of March 31, 2000, there were approximately 105 employees, officers, consultants and directors at the Company eligible to participate in the 1999 Plan.

   The 1999 Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee under the 1999 Plan during any fiscal year is 1,000,000, subject to adjustment as provided in the 1999 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

   The terms of options granted under the 1999 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

     (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

     (b) Exercise Price. The exercise price of options granted under the 1999 Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. The exercise price of nonstatutory stock options shall be the price as determined by the Administrator, provided, that, nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant if such options are intended to qualify as performance-based compensation under Section 162(m).

     (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 1999 Plan may be exercised not later than three (3) months (or such other period after, not less than thirty (30) days, as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

     (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of or her total and permanent disability, options may be exercised within twelve months (or such other period of time not exceeding twelve months in the case of incentive stock options as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

     (e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within twelve months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

     If an optionee should die within thirty (30) days after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within twelve months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

     (f) Option Termination Date. Incentive stock options granted under the 1999 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

     (g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

     (h) Acceleration of Option. In the event of a merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the

  Company's capital stock continue to hold more than 50% of the Company's voting stock (a "Change of Control") or sale of substantially all of the Company's assets, each outstanding option will be accelerated so that 50% of the unvested shares covered by each option, up to a maximum of 50% of all unvested shares covered by all options held by the optionee, shall become fully vested. In addition, each outstanding option will be accelerated so that 100% of the unvested shares covered by each option shall become fully vested in the event that 1) the optionee is an executive officer of the Company immediately prior to the consummation of the Change of Control and 2) within 12 months of the consummation of the Change of Control, the optionee's employment by the Company is either terminated by the Company other than for Cause (as defined in the 1999 Plan) or by the optionee for Good Reason (as defined in the 1999 Plan).

     The Administrator also has authority to provide for the automatic acceleration of any outstanding options upon the occurrence of a Change of Control, but only to the extent that such acceleration does not interfere with "pooling of interests" accounting treatment of the transaction. The Administrator shall either accomplish a substitution or assumption of options by the successor corporation, give written notice of the acceleration of the optionee's right to exercise his or her outstanding options in part or in full at any time within five (5) days of such notice or terminate each option in its entirety in exchange for a payment of cash, securities and/or other property.

    (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1999 Plan as may be determined by the Administrator.

Adjustments Upon Changes in Capitalization

   In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, and the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1999 Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

Amendment and Termination

   The Board of Directors may amend the 1999 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained for any amendment as required by applicable law or rules. However, no action by the Board of Directors or the stockholders may alter or impair any option previously granted under the 1999 Plan, unless mutually agreed otherwise between the optionee and the Board of Directors. The 1999 Plan shall terminate in May 2009, provided that any options then outstanding under the 1999 Plan shall remain outstanding until they expire by their terms.

United States Federal Income Tax Information

   The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1999 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1999 Plan.

   Options granted under the 1999 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1999 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current maximum U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

   All other options that do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

Alternative Minimum Tax

   The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

   In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

   If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

Required Vote

   The approval of the amendment of the 1999 Plan and the reservation of 500,000 additional shares for issuance thereunder requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE 1999 PLAN AND THE RESERVATION OF 500,000 ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Arthur Andersen LLP has served as the Company's independent public accountants since 1995 and has been appointed by the Board to continue as the Company's independent public accountants for the fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

   A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

   THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                       EXECUTIVE OFFICERS AND DIRECTORS

   The executive officers and directors of Data Critical as of March 31, 2000 are as follows:

               Name              Age                  Position
               ----              ---                  --------
   David E. Albert, M.D. ......   45 Chief Scientist and Chairman of the Board


   Jeffrey S. Brown............   40 President, Chief Executive Officer and
                                      Director


   Michael E. Singer...........   37 Vice President and Chief Financial Officer


   Robert W. Benson............   43 Vice President and Chief Information
                                      Officer


   Thomas Giannulli............   34 Vice President of Advanced Research


   Bradley R. Harlow...........   42 Vice President of Business Development and
                                      General Manager, International


   Craig S. Kairis.............   41 Vice President of Sales


   Robert A. May...............   45 Vice President of Operations


   Richard L. Earnest(1)(2)....   57 Director


   Ronald H. Kase(2)...........   41 Director


   George M. Middlemas(1)(2)...   53 Director


   David B. Swedlow............   53 Director

--------
(1) Member of the audit committee

(2) Member of the compensation committee

   David E. Albert, M.D. founded Data Critical in October 1992 and serves as Chief Scientist and Chairman of the Board of Data Critical. Prior to founding Data Critical, Dr. Albert served as a consultant to Hewlett-Packard's Cardiology Business Unit from 1990 to 1992. Dr. Albert was president and founder of Corazonix Corp. from 1984 to 1989, and from 1984 to 1987 served as a consultant to Quinton Instrument Co. in Seattle. Dr. Albert holds an A.B. degree from Harvard University and an M.D. from Duke University.

   Jeffrey S. Brown has served as President and Chief Executive Officer of Data Critical since September 1994. Mr. Brown has also served as a director of Data Critical since September 1994. Prior to joining Data Critical, he served as Vice President of Sales and Marketing/Business Development for McCaw Wireless Data where he was responsible for the general management of this start-up business unit from January 1993 to September 1994. From June 1992 to January 1993, Mr. Brown was Director of Product Development at McCaw Cellular Engineering where he was responsible for developing key wireless products, including packet and circuit switched data and advanced voice service products. From 1990 to June 1992, Mr. Brown was Director of Marketing Operations and National Accounts at PacTel Cellular, a subsidiary of Pacific Telesys. Mr. Brown has also held sales and marketing positions at Pacific Bell, a subsidiary of Pacific Telesys, from 1984 to 1990, and at AT&T from 1982 to 1984. Mr. Brown earned a B.A. in political science from the University of California at Berkeley and an M.B.A. from Golden Gate University.

   Michael E. Singer has served as Vice President and Chief Financial Officer of Data Critical since June 1999. Prior to joining Data Critical, from 1992 to 1999, Mr. Singer was an investment banker focusing on mergers & acquisitions and corporate financings for health care companies. During that period of time, Mr. Singer served as a principal at Banc of America/NationsBanc Montgomery Securities from 1998 to 1999, vice president at Alex, Brown & Sons from 1997 to 1998 and vice president at Wolfensohn & Co., Incorporated from 1992 to 1997. From 1990 to 1992, Mr. Singer worked at Union Bank of Switzerland in Zurich, Switzerland in global corporate and institutional banking, and in 1986 at the Commission of the European Communities in Brussels, Belgium. Mr. Singer holds a Ph.D. degree from the London School of Economics, a M.A. degree from the Maxwell School of Public Affairs, Syracuse University and a B.A. degree from Washington and Lee University.

   Robert W. Benson joined Data Critical as Chief Financial Officer in July 1997 and became Vice President and Chief Information Officer in June 1999. Prior to joining Data Critical, he served as executive vice president and chief financial officer of Stellar One Corp., a digital telecommunications equipment and software developer, from 1994 until 1997. Prior to his role at Stellar One Corp., Mr. Benson was chief financial officer at Special Devices, Inc., a manufacturer of pyrotechnic devices for the automotive and aerospace industries, from 1991 until 1994. Mr. Benson holds a B.S. degree in accounting from California State University.

   Thomas Giannulli joined Data Critical as Vice President of Advanced Research in December 1999. Prior to joining Data Critical, he served as chief executive officer and president of Physix, Inc., a developer of healthcare software, from 1994 until 1999. Mr. Giannulli is currently a director of Interactive Reservations, a developer of Internet-based golf information management service provider, and Sense Publishing, a magazine publisher.
Mr. Giannulli holds a M.D. degree from the University of Texas at Houston, a M.S. degree in bioengineering from the University of Utah and a B.S. degree in biology from the University of California, Irvine.

   Bradley R. Harlow joined Data Critical as Vice President and General Manager in August 1997 and became Vice President of Business Development and General Manager, International in July 1999. Prior to joining Data Critical, he served as Vice President of Worldwide Sales and Marketing at Instromedix, Inc., a producer of ambulatory products that transmit data over phone lines, from 1991 until 1997. From 1989 to 1991, he served as General Manager of the Avionics/Marine department at Icom America Communications Company. Mr. Harlow also held management positions at Spacelabs/ATL Ultrasound from 1982 to 1989 and at Kaiser Industries from 1979 to 1982. Mr. Harlow earned both a B.S. in accounting from Oregon State University and an M.B.A. from Albers School of Business at Seattle University. Mr. Harlow also serves as a director of Prevention Concepts Incorporated, a private ultrasound cardiac risk analysis company.

   Craig S. Kairis joined Data Critical as Vice President of Business Development in February 1995 and became Vice President of Sales in July 1999. Prior to joining Data Critical, he served as director of sales at McCaw Wireless Data, from January 1994 until February 1995. Prior to his role at McCaw, Mr. Kairis served in sales, marketing, channel development and systems integration positions at IBM from July 1980 until December 1993. Mr. Kairis holds a B.A. degree in business from the University of Washington.

   Robert A. May has served as Vice President of Operations of Data Critical since November 1999. Prior to joining Data Critical, he served as vice president of manufacturing of Mackie Designs, a professional audio equipment company, from 1997 until 1999. Prior to his role at Mackie Designs, Mr. May held various positions at Medtronic-Physio Control, a developer of medical devices, from 1990 until 1997, including serving as vice president of manufacturing from 1995 until 1997. Mr. May holds both a M.S. degree in Administration and a B.S. degree in biology and psychology from the University of Oregon.

   Richard L. Earnest has served as a director of Data Critical since May 1997. Since December 1998, Mr. Earnest has been the mayor of the city of Del Mar, California. From 1995 to 1997, Mr. Earnest served as chief executive officer of Tudor Publishing Company, a private educational software company. From 1993 to 1995, Mr. Earnest was chief executive officer at Demax Software, Inc., a VAX and UNIX security products company. From 1991 to 1993, Mr. Earnest was the chief executive officer at AdvantEDGE Systems Group, a software re-engineering company. From 1989 to 1991, Mr. Earnest was chief executive officer at Peregrine Systems. From 1983 to 1989, he was the president at VM Software, Inc. Mr. Earnest is a director of RSA Security, a computer network security products company, and also serves as a director on the board of various private companies. Mr. Earnest holds a B.S. degree in engineering and a M.S. degree in management from the U.S. Naval Academy.

   Ronald H. Kase has served as a director of Data Critical since March 1998. Since January 1991, Mr. Kase has been employed by New Enterprise Associates, a venture capital investment firm, and became a general partner in May 1995. Mr. Kase holds a B.S. degree from Purdue University and an M.B.A. from the University of Chicago. Mr. Kase also serves as a director of several privately-held information technology and healthcare companies.

   George M. Middlemas has served as a director of Data Critical since February 1995. Since 1991, Mr. Middlemas has been a managing general partner of Apex Investment Partners, a Chicago-based venture capital firm that focuses on telecommunications, information technology and software investments.
Mr. Middlemas earned an M.B.A. from Harvard University and is a certified public accountant. Mr. Middlemas is a director of RSA Security, a computer network security products company, Tut Systems, Inc., a telecommunications products company, Online Resources Communications Corp., a provider of electronic banking transaction services, Qorus.com, Inc., an integrated messaging service provider, and Purecycle Corporation, a water resources development corporation and also serves as a director on the board of various private companies.

   David B. Swedlow has served as a director of Data Critical since July 1998. Dr. Swedlow founded and has been a principal of The Swedlow Group, a medical technologies consulting firm, since April 1998. From 1987 to April 1998, Dr. Swedlow was Senior Vice President of Medical Affairs and Technology Development at Nellcor Puritan Bennett. Dr. Swedlow earned a B.S. from the Massachusetts Institute of Technology and an M.D. from Harvard Medical School.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of March 31, 2000 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each stockholder listed below is: 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011.

                                                      Amount and
                                                      Nature of   Percent of
                                                      Beneficial    Common
Name and Address of Beneficial Owner                 Ownership(1) Stock(1)(2)
------------------------------------                 ------------ -----------
New Enterprise Associates VII LP(3).................  1,101,250      10.3%
c/o Ronald Kase
 2490 Sand Hill Road
 Menlo Park, CA 94025

Oshkim Limited Partners,
Kimberlin Family Partners, L.P.,
Spencer Trask Holdings, Inc.(4).....................    994,097       9.2
c/o Kevin Kimberlin
 535 Madison Ave., 18th Floor
 New York, NY 10022

Apex Investment Fund II, L.P.(5)....................    726,099       6.8
c/o George Middlemas
 233 South Wacker Dr., Suite 9500
 Chicago, IL 60606

ML Oklahoma Venture Partners, Limited Partnership...    553,125       5.2
 10830 E. 45th St., Suite 307
 Tulsa, OK 74146

Acacia Venture Partners, L.P.
South Pointe Venture Partners, L.P.(6)..............    500,000       4.7
 101 California Street, Suite 3160
 San Francisco, CA 94111

David E. Albert, M.D.(7)............................    525,937       4.9
 100 North Broadway, Suite 2200
 Oklahoma City, OK 73102

Jeffrey S. Brown(8).................................    248,266       2.3

Bradley R. Harlow(9)................................     93,750        *

Craig S. Kairis(10).................................     36,975        *

Robert W. Benson(11)................................     31,250        *

David Swedlow(12)...................................     19,250        *

Richard L. Earnest(13)..............................      9,375        *

All directors and executive officers as a group (12
 persons)(14).......................................  2,837,252      25.3

--------
  *   Less than 1%.

 (1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after March 31, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

 (3) Includes 1,075,000 shares held by New Enterprise Associates VII, Limited Partnership, 18,750 shares held by NEA Presidents Fund, L.P. and 1,250 shares held by NEA Ventures 1998, L.P. and 6,250 shares subject to options exercisable and vested within 60 days of March 31, 2000 held by Ronald Kase, a director. Mr. Kase is general partner of New Enterprise VII, Limited Partnership, NEA Presidents Fund, L.P. and NEA Ventures 1998, L.P., and as such may be deemed to share voting and investment power with respect to such shares. Mr. Kase disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest.

 (4) Includes 582,906 shares and immediately exercisable warrants to purchase 93,750 shares held by Kimberlin Family Partners, L.P.; 218,875 shares and immediately exercisable warrants to purchase 45,326 shares held by Oshkim Limited Partners, L.P.; 39,062 shares held by Oshkim Family Partners; and immediately exercisable warrants to purchase 14,178 shares held by Spencer Trask Holdings, Inc.

 (5) Includes 663,392 shares and immediately exercisable warrants to purchase 28,332 shares held by Apex Investment Fund II, L.P. and 21,875 shares and 12,500 shares subject to options exercisable and vested within 60 days of March 31, 2000 held by Mr. Middlemas.. George Middlemas, a director, is a general partner of Apex Management Partnership, G.P., a general partner of Apex Investment Fund II, L.P., and as such may be deemed to share voting and investment power with respect to such shares. Mr. Middlemas disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest.

 (6) Includes 451,250 shares held by Acacia Venture Partners, L.P. and 48,750 shares held by South Pointe Venture Partners, L.P.

 (7) Includes 14,285 shares held by the Kathryn Marie Albert 1999 Irrevocable Trust U/T/A dated November 8, 1999; 14,285 shares held by the Michael Harmon Albert 1999 Irrevocable Trust U/T/A dated November 8, 1999; 14, 285 shares held by the Carl David Albert 1999 Irrevocable Trust U/T/A dated November 8, 1999; and 14,285 shares held by the Luke Douglas Mark Albert 1999 Irrevocable Trust U/T/A dated November 8, 1999.

 (8) Includes 248,166 shares subject to options exercisable and vested within 60 days of March 31, 2000.

 (9) Includes 93,750 shares subject to options exercisable and vested within 60 days of March 31, 2000.

(10) Includes 36,875 shares subject to options exercisable and vested within 60 days of March 31, 2000.

(11) Includes 31,250 shares subject to options exercisable and vested within 60 days of March 31, 2000.

(12) Includes 19,250 shares subject to options exercisable and vested within 60 days of March 31, 2000.

(13) Includes 9,375 shares subject to options exercisable and vested within 60 days of March 31, 2000.

(14) Includes 482,416 shares subject to options exercisable and vested within 60 days of March 31, 2000. Includes 1,780,267 shares and immediately exercisable warrants to purchase 28,332 shares held by entities affiliated with certain directors as described in footnote (3) and (5).

                      COMPENSATION OF EXECUTIVE OFFICERS

   The following table shows the compensation earned by (a) the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1999; (b) the four other most highly compensated individuals who served as executive officers of the Company during the fiscal year ended December 31, 1999; and (c) the compensation received by each such individual for the Company's two preceding fiscal years.

                          Summary Compensation Table

                                                                 Annual Compensation
                                                           -------------------------------
                                                                              Other Annual
                                                    Fiscal Salary(1) Bonus(2) Compensation
Name & Principal Position                            Year     ($)      ($)        ($)
-------------------------                           ------ --------- -------- ------------
David E. Albert, M.D...............................  1999   150,000      --         --
 Chief Scientist and Chairman of the Board           1998   121,042   25,000        --
                                                     1997    98,333   10,000        --

Jeffrey S. Brown...................................  1999   189,167   59,000        --
 President and Chief Executive Officer               1998   180,000   40,000        --
                                                     1997   150,833      --         --

Bradley R. Harlow..................................  1999   150,000   45,000        --
 Vice President of Business Development and General  1998   141,875   12,731        --
 Manager, International                              1997    58,327   45,000     12,000

Craig S. Kairis....................................  1999   125,000      --         --
 Vice President of Sales                             1998   111,458    5,000        --
                                                     1997    98,833      --         --

Robert W. Benson ..................................  1999   125,000   25,450        --
 Vice President and Chief Information Officer        1998   119,583   23,000        --
                                                     1997    67,083      --         --

--------
(1) Includes amounts deferred under the Company's 401(k) plan.

(2) Include bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

Employment Agreements

   None of our named executive officers has an employment agreement with Data Critical.

   We have entered into an employment agreement dated June 14, 1999, as amended on February 24, 2000, with Michael Singer, our Chief Financial Officer, for a period of five years. Until January 1, 2001, we may terminate the agreement only for cause. Thereafter, we may terminate the agreement without cause upon 30 days' prior written notice. Mr. Singer may terminate the agreement at any time without cause upon 30 days' prior written notice. The agreement provides for an annual base salary of $160,000, with increases and bonuses in the discretion of our board of directors, and provides that Mr. Singer shall be entitled to one year's severance if he is terminated without cause or if he is constructively terminated. In addition, the agreement provides that the departure of Jeffrey S. Brown, our Chief Executive Officer, would be deemed a constructive termination and would accelerate Mr. Singer's options so that 100% of the options were fully vested and exercisable. In connection with his employment, we have granted Mr. Singer 7,500 shares of common stock and options to purchase a total of 175,000 shares of common stock. We have also agreed to reimburse Mr. Singer for any federal excise "parachute" taxes imposed upon him as a result of compensation he may receive in connection with a merger, acquisition or other change of control of Data Critical. The agreement also contains a non-competition agreement, which provides that for a period of one year after termination of Mr. Singer's employment, he will not compete with Data Critical or solicit its customers or employees.

   We have entered into an employment agreement dated December 8, 1999 with Thomas Giannulli, our Vice President of Advanced Research, for a period of one year. Either party may terminate the agreement with or without cause upon 30 days' prior written notice. The agreement provides for an annual base salary of $162,000, with increases in the discretion of our board of directors and bonuses based on achievement of milestones, and provides that Mr. Giannulli shall be entitled to six months' severance if he is terminated without cause or if he is constructively terminated. In connection with his employment, we have granted Mr. Giannulli options to purchase a total of 145,000 shares of common stock, 70,000 shares of which are subject to milestone-based vesting. The agreement also contains a non-competition agreement, which provides that for a period of one year after termination of Mr. Giannulli's employment, he will not compete with Data Critical or solicit its customers or employees.

   We have entered into an employment agreement dated November 11, 1999 with Robert A. May, our Vice President of Operations. The agreement provides for an annual base salary of $125,000 and an annual bonus targeted at 20% of his annual compensation based on meeting certain objectives. Mr. May shall be entitled to 6 months' severance if he is terminated without cause. In connection with his employment, we have granted Mr. May options to purchase a total of 72,500 shares of common stock.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

   No stock options were granted to the Named Executive Officers in the last fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 1999. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended December 31, 1999, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended December 31, 1999

                                                     Number of               Value of
                                                    Unexercised            Unexercised
                           Shares                    Options at            In-the-Money
                         Acquired on              Fiscal Year End           Options at
                          Exercise      Value     (#) Exercisable/     Fiscal Year End ($)
Name                         (#)     Realized ($) Unexercisable(1) Exercisable/Unexercisable(2)
----                     ----------- ------------ ---------------- ----------------------------
David E. Albert.........      --          --           -- /  --               -- /   --
Jeffrey S. Brown........      --          --       248,166/76,834       3,446,469/974,971
Bradley R. Harlow.......      --          --        93,750/56,250       1,289,531/701,718
Craig S. Kairis.........      --          --        36,875/25,625         506,015/321,671
Robert W. Benson........      --          --        31,250/31,250         439,843/439,843

--------
(1) No stock appreciation rights (SARs) were outstanding during fiscal 1999.

(2) Based on the $14.875 per share closing price of the Company's Common Stock on The Nasdaq Stock Market on December 31, 1999, less the exercise price of the options.

   Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the fiscal year ended December 31, 1999. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under the Company's 1999 Stock Option Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

   Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

   The summary below describes in more detail the factors that the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

   The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

   Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as sales generation, customer retention, revenue growth and earnings growth.

Long-Term Incentive Compensation

   The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position with the Company and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

   Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

Compensation of the Chief Executive Officer

   The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation," and "Long-Term Incentive Compensation" were also applied in establishing the amount of Mr. Brown's salary and stock option grant. Significant factors in establishing Mr. Brown's compensation were the comparable salary and stock option grants of similarly situated executives, the closing of the initial public offering and his performance in sales of the Company's StatView and MobileView products. Jeffrey S. Brown has served as the Company's President and Chief Executive Officer since September 1994. In fiscal 1999, Mr. Brown received a base salary of $189,167 and a cash bonus of $59,000. In addition, the Compensation Committee awarded Mr. Brown a cash bonus of $76,000 in January 2000 for his achievements of the Company's corporate goals for 1999.

Deductibility of Executive Compensation

   The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's 1994 Stock Option Plan and 1999 Stock Option Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

                                          Compensation Committee:
                                          Richard L. Earnest
                                          Ronald H. Kase
                                          George M. Middlemas

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors currently consists of Richard L. Earnest, Ronald H. Kase and George M. Middlemas. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                         TRANSACTIONS WITH MANAGEMENT

   The Company has entered into employment agreements with several of its executive officers. See "Management--Employment Agreements."

   On March 12, 2000, Data Critical agreed to merge privately held Elixis Inc., a provider of Internet-healthcare tools, with and into datacritical.com, inc., a wholly-owned subsidiary of Data Critical, pursuant to an Agreement and Plan of Merger, in a stock-for-stock exchange. As a result of the merger, Data Critical became the owner of all of the issued and outstanding shares of Elixis common stock, and each outstanding share of Elixis common stock was converted into approximately 0.0405962 of a share of Data Critical's common stock. A total of approximately 210,000 shares of Data Critical's common stock was issued to former Elixis shareholders in exchange for the acquisition by datacritical.com, inc. of all outstanding shares of Elixis capital stock. Under the terms of the merger agreement and a related escrow agreement dated April 3, 2000, 21,000 of the shares of Data Critical's common stock issued to Elixis' shareholders in the Merger will be held in escrow for the purpose of indemnifying Data Critical and datacritical.com, inc., and each of their respective affiliates, officers, directors, employees, representatives and agents against certain liabilities of Elixis. This escrow will expire on April 3, 2001. Mitchell Gold, the former president and chief executive officer of Elixis, is our Vice President of Business Development in our Physician division.

   On December 17, 1999, the Company acquired substantially all of the business, assets and rights of Physix, Inc. Under the terms of the asset purchase agreement the Company issued 200,000 shares of common stock, all of which were placed in escrow. Of these 200,000 shares, 100,000 shares will be released if not required to satisfy Physix indemnification obligations, and the other 100,000 shares (the "contingency shares") will only be released upon the achievement of milestone obligations. If these performance milestones are not met within one year, the number of contingency shares to be released to Physix will be reduced on a sliding scale, up to the total 100,000 shares, and the unreleased shares will be returned to the Company for retirement. The Company also paid approximately $1.5 million in cash to repay certain Physix obligations and assumed certain other Physix liabilities amounting to approximately $600,000. Tom Giannulli, the former chief executive officer of Physix, is our Vice President of Advanced Research.

   On November 4, 1997, Data Critical and 15 lenders entered into a bridge loan agreement under which Data Critical issued bridge notes in the principal amount of $2,120,482 with an interest rate of 9.0% per annum, due upon November 1, 1999 or upon the close of a private or public offering sale of equity securities by Data Critical resulting in cash proceeds of at least $4,000,000. Under the bridge loan agreement, common stock purchase warrants were granted to the lenders which permit the lenders to purchase an aggregate of 198,792 shares of common stock at an exercise price of $1.60 per share at any time on or before November 1, 2002. In March 1998, all lenders holding bridge notes issued by Data Critical under the bridge loan agreement tendered them as payment for the purchase of 530,119 shares of Series D preferred stock at a price of $4.00 per share. Apex Investment Fund II, L.P. loaned us $302,208, which converted into 75,552 shares of Series D preferred stock, and received a warrant to purchase 28,332 shares of common stock. Kimberlin Family Partners, L.P. loaned us $1,000,000, which converted into 250,000 shares of Series D preferred stock, and received a warrant to purchase 93,750 shares of common stock.

   From March to June of 1998, Data Critical sold an aggregate of 2,296,734 shares of its Series D preferred stock for $4.00 per share. Apex Investment Fund II, L.P., purchased 75,552 shares, New Enterprises Associates VII, L.P., NEA Presidents Fund, L.P. and NEA Ventures 1998, L.P. purchased 1,075,000, 18,750 and 1,250 shares, respectively and Ronald L. Kase, one of our directors is a general partner of each. Kimberlin Family Partners, L.P. purchased 250,000 shares. Acacia Ventures Partners, L.P. and South Pointe Venture Partners, L.P. purchased 451,250 and 48,750 shares, respectively, and together beneficially own more than five percent of our common stock. Mr. Middlemas, individually, purchased 6,250 shares. Michael Singer, our Chief Financial Officer, purchased 12,500 shares.

                            STOCK PERFORMANCE GRAPH

   Data Critical completed the initial public offering of its common stock in November, 1999. Data Critical's common stock has been traded on the Nasdaq National Market under the symbol "DCCA" since November 9, 1999. Prior to that date, there was no public market for Data Critical's common stock and, therefore, no quoted market prices for its common stock are available for any periods prior to that date. Because there were no quoted market prices for its common stock prior to November 9, 1999, information regarding cumulative total shareholder return on Data Critical's common stock for periods ending on or before December 31, 1999, whether presented on a stand-alone basis or in comparison with the Nasdaq Composite Index or other indices, would not be meaningful.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   Proposals of stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting of Stockholders must be received by Michael E. Singer, Data Critical Corporation, 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011, no later than January 4, 2001 (the anniversary date of this year's proxy mailing minus 120 days). If the Company is not notified of a stockholder proposal by March 19, 2001 (anniversary date of this year's proxy mailing minus 45 days), then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements except as follows: Michael E. Singer, our Chief Financial Officer, filed his Form 4 late for the reporting period ended November 30, 2000.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Proxy Statement incorporates certain documents of the Company by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Michael E. Singer, Data Critical Corporation, 19820 North Creek Parkway, Suite 100, Bothell, Washington 98011, telephone number (425) 482-7000. In order to ensure timely delivery of the documents, such requests should be made by May 15, 2000.

                                 OTHER MATTERS

   The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ Michael E. Singer

                                          Michael E. Singer
                                          Assistant Secretary

May 3, 2000
Bothell, Washington

                           DATA CRITICAL CORPORATION

                             1999 STOCK OPTION PLAN


     1.  Purposes of the Plan.  The purposes of this 1999 Stock Option Plan are
         --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary (as defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee, or which, together with the Company, is under common control of a third person or entity.

          (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time; provided, however, that to the extent permitted under such laws, rules, regulations and requirements, the rights of any participant under the Plan shall be determined in accordance with the law of the State of California, without giving effect to principles of conflict of law.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Change of Control" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

          (h) "Common Stock" means the Common Stock of the Company.

          (i) "Company" means Data Critical Corporation, a Delaware corporation.

          (j) "Consultant" means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

          (k) "Continuous Service" means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

          (l) "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (m) "Director" means a member of the Board.

          (n) "Employee" means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

          (r) "Listed Security" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (s) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (t) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

          (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (v) "Option" means a stock option granted pursuant to the Plan.

          (w) "Option Agreement" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (x) "Option Exchange Program" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

          (y) "Optioned Stock" means the Common Stock subject to an Option.

          (z) "Optionee" means an Employee or Consultant who receives an Option.

          (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (bb) "Participant" means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

          (cc) "Plan" means this 1999 Stock Option Plan.

          (dd) "Reporting Person" means an Officer, Director or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

          (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

          (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (gg) "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (hh) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ii) "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 15 of
          -------------------------
the Plan, the maximum aggregate number of shares that may be sold under the Plan is 1,500,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (i) 250,000 Shares, (ii) two percent (2%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) General.  The Plan shall be administered by the Board or a
              -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees and Consultants.

          (b) Administration with respect to Reporting Persons.  With respect to
              ------------------------------------------------
Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit grants of Options to Reporting Persons to qualify for the exemption set forth in Rule 16b-3 and to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

          (c) Committee Composition.  If a Committee has been appointed pursuant
              ---------------------
to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

          (d)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted;

               (iii) to determine whether and to what extent Options are granted;

               (iv) to determine the number of Shares of Common Stock to be covered by each such Option granted;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

               (ix) to initiate an Option Exchange Program;

               (x) to construe and interpret the terms of the Plan and awards granted under the Plan; and

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (e)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all Participants.

     5.   Eligibility.
          -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options may be granted
              --------------------
to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) Type of Option.  Each Option shall be designated in the Option
              --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair

Market Value of the Shares shall be determined as of the date of grant of such Option. In the event any Option designated as an Incentive Stock Option fails to meet the requirements set forth in this Plan for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code
Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

          (c) No Employment Rights.  The Plan shall not confer upon any
              --------------------
Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan. The Plan shall become effective upon its adoption by the
          ------------
Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Limitation on Grants to Employees.  Subject to adjustment as provided
          ---------------------------------
in Section 12 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)  Exercise Price. The per Share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                   (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than

100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; and

                    (B) granted prior to the date on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; and

                    (C) granted prior to the date on which the Common Stock becomes a Listed Security to any person other than a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

          (b) Permissible Consideration.  The consideration to be paid for the
              -------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to provisions of Applicable Law); (4) cancellation of indebtedness; (5) surrender of other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

     10.  Exercise of Option.
          ------------------

          (a) Vesting.  Any Option granted hereunder shall be exercisable at
              -------
such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

          (b) Procedure for Exercise.  An Option may not be exercised for a
              ----------------------
fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (c) Rights as a Stockholder.  Until the issuance (as evidenced by the
              -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

          (d) Termination of Status as an Employee or Consultant.  In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Service Status, such Optionee may, but only within three (3) months (or such other period of time, not less than thirty (30) days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

          (e) Disability of Optionee.  Notwithstanding Section 10(b) above, in
              ----------------------
the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (f) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service Status. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (g) Extension of Exercise Period.  The Administrator shall have full
              ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(d), 10(e) and 10(f) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (h) Buy-Out Provisions.  The Administrator may at any time offer to
              ------------------
buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

     11.  Taxes.
          -----

          (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

          (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax
                                                                       ----
Date").

          (d) At the discretion of the Administrator, a Participant may satisfy his or her tax withholding obligations arising in connection with an Option by one or some combination of the following methods: (i) cash payment; (ii) payroll deduction out of the Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Non-Transferability of Options.  Options may not be transferred or
          ------------------------------
disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder); provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of Option, only by such holder or a transferee permitted by this Section 12.

     13.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  Adjustments Upon Changes in Capitalization, Corporate Transactions and
          ----------------------------------------------------------------------
Certain Other Transactions.
--------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the dissolution or
              --------------------------
liquidation of the Company that is not a Corporate Transaction, each outstanding Option shall terminate immediately upon the consummation of such dissolution or liquidation, unless otherwise provided by the Administrator.

          (c) Acceleration of Vesting Upon a Change of Control.
              ------------------------------------------------

          (i) In the event of a Change in Control, the vesting of each outstanding Option shall automatically be accelerated so that fifty percent (50%) of the unvested shares of Common Stock covered by such Option shall be fully vested upon the consummation of the Change in Control; provided, however, that the vesting of such Option shall only be accelerated to the extent that a maximum of fifty percent (50%) of the total unvested shares of Common Stock covered by all options held by Optionee (including options issued pursuant to the Company's 1994 Stock Option Plan and shares of Common Stock issued upon exercise of options that are subject to a Company right of first refusal) are accelerated and become fully vested as a result of the Change in Control.

          (ii) The vesting of each outstanding Option held by an Optionee shall be accelerated completely so that one hundred percent (100%) of the shares of Common Stock covered by such Option are fully vested and exercisable in the event that (A) such Optionee is an Executive Officer (as defined below) immediately prior to the consummation of a Change of Control and (B) within twelve (12) months of the consummation of such Change of Control, such Optionee's employment by the Company is either terminated by the Company other than for Cause (as defined below) or terminated by the Optionee for Good Reason (as defined below).

     For purposes of this Section 14c)(ii), "Executive Officer" means any officer of the Company designated as Vice President or any title senior thereto.

     For purposes of this Section 14c)(ii), "Cause" means fraud, misappropriation or embezzlement on the part of the Optionee which results in material loss, damage or injury to the Company, the Optionee's conviction of a felony involving moral turpitude, or the Optionee's gross neglect of duties.

     For purposes of this Section 14c)(ii), "Good Reason" means a material reduction in compensation or a relocation of the Optionee's principal worksite to a location more than 50 miles from the Optionee's pre-Change of Control worksite or a material reduction in responsibilities or authority as in effect before the Change of Control.

          (iii) The Administrator shall have the authority, in the Administrator's sole discretion, to provide for the automatic acceleration of any outstanding Option upon the occurrence of a Change in Control, but only to the extent that such acceleration does not interfere with any "pooling of interests" accounting treatment used in connection with the Change in Control.

          (d) Corporate Transactions; Change of Control.  In the event of a
              -----------------------------------------
Corporate Transaction, including a Change of Control, the Administrator shall, as to outstanding Options, either (i) provide that such Options shall be assumed by the by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation") or that the Successor Corporation shall substitute with respect to such Options equivalent options;
(ii) provide upon notice to Optionees that all Options, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date

(which date shall be at least five (5) days from the date of the notice), after which the Options shall terminate; or (iii) terminate each Option in its entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the Shares with respect to which the Option is vested and exercisable immediately prior to the consummation of the transaction over the aggregate exercise price thereof. In the event of a Change of Control, all conditions and restrictions with respect to shares of restricted stock shall lapse, except to the extent such conditions and restrictions are assigned to the successor corporation (or its Parent) in connection with the Change of Control.

     For purposes of this Section 14d), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 14; provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (e) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     15.  Amendment and Termination of the Plan.  The Board may at any time
          -------------------------------------
amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. Such consent shall be evidenced in writing signed by such Optionee or holder and the Company. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree as required.

     16.  Conditions Upon Issuance of Shares.  Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Agreements.  Options shall be evidenced by Option Agreements in such
          ----------
form(s) as the Administrator shall from time to time approve.

     19.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

     20.  Information and Documents to Optionees and Purchasers.  Prior to the
          -----------------------------------------------------
date upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF DATA CRITICAL CORPORATION FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2000.

     The undersigned stockholder of Data Critical Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 3, 2000, and hereby appoints Jeffrey S. Brown and Michael E. Singer or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Data Critical Corporation to be held on Friday, June 2, 2000 at 9:00 a.m., local time, at the principal executive offices of the Company, located at 19820 North Creek Parkway, Suite 100 Bothell, Washington 98011 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS; (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE AMENDMENT OF THE 1999 STOCK OPTION PLAN TO RESERVE AN ADDITIONAL 500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER; (3) FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

              PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

                                                              Please mark
                                                              your votes    [X]
                                                              as indicated

                                FOR all nominees     WITHHOLD authority
                                  listed below        to vote for all
                                   (except as            nominees
                                   indicated).         listed below.                                         FOR   AGAINST   ABSTAIN
1.   ELECTION OF DIRECTORS:           [ ]                   [ ]            2.   AMENDMENT OF 1999 STOCK
                                                                                OPTION PLAN TO RESERVE
     If you wish to withhold                                                    AN ADDITIONAL 500,000        [ ]     [ ]       [ ]
     authority to vote for any                                                  SHARES OF COMMON STOCK
     individual nominee, strike                                                 FOR ISSUANCE THEREUNDER.
     a line through that nominee's
     name in the list below:                                               3.   PROPOSAL TO RATIFY THE
                                                                                APPOINTMENT OF ARTHUR
     Jeffrey S. Brown                                                           ANDERSEN LLP AS THE
                                                                                INDEPENDENT AUDITORS OF      [ ]     [ ]       [ ]
     Richard L. Earnest                                                         THE COMPANY FOR THE
                                                                                FISCAL YEAR ENDING
                                                                                DECEMBER 31, 2000.

                                                                                and, in their discretion, upon such other matter
                                                                                or matters that may properly come before the
                                                                                meeting and any postponement(s) or adjournment(s)
                                                                                thereof.

                                                     _____
                                                         |
                                                         |
                                                         |

Signature                                        Date                     , 2000
         --------------------------------------       --------------------

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate if shares are held by joint tenants or as community property, both should sign.)